March 2014 NYSE MKT: NSPR

2 This presentation contains “forward - looking statements . ” Such statements may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words . Forward - looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of InspireMD, Inc . (the “Company”), and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward - looking statements . Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of the Company’s existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of the Company’s products, (iv) intense competition in the medical device industry from much larger, multi - national companies, (v) product liability claims, (vi) the Company’s limited manufacturing capabilities and reliance on subcontractors for assistance, (vii) insufficient or inadequate reimbursement by governmental and other third party payors for the Company’s products, (viii) the Company’s efforts to successfully obtain and maintain intellectual property protection covering its products, which may not be successful, (ix) legislative or regulatory reform of the healthcare system in both the U . S . and foreign jurisdictions, (x) the Company’s reliance on single suppliers for certain product components, (xi) the fact that the Company will need to raise additional capital to meet its business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xii) the fact that the Company conducts business in multiple foreign jurisdictions, exposing it to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction . More detailed information about the Company and the risk factors that may affect the realization of forward - looking statements are set forth in the Company’s filings with the Securities and Exchange Commission, including the Company’s Transition Report on Form 10 - K/T and its quarterly reports on Form 10 - Q . Investors and security holders are urged to read these reports free of charge on the Securities and Exchange Commission’s web site at www . sec . gov . The Company assumes no obligation to publicly update or revise its forward - looking statements as a result of new information, future events or otherwise . Forward - Looking Statements

3 An emerging medical device company developing and commercializing advanced stent technology for interventional cardiology and other vascular procedures InspireMD NYSE MKT: NSPR Stock Price (2/28/14): $3.13 52 Week Range: $1.80 - 3.80 Shares Outstanding (2/28/14): 34.9 M Market Capitalization $109 M Analyst Coverage Cowen Group: Josh Jennings Oppenheimer & Co.: Steve Lichtman JMP Securities: Jose Haresco Total Cash (12/31/13): $17.5 M US Headquarters Boston, MA International Headquarters Tel Aviv, Israel

Leadership

EXECUTIVE TEAM

Alan Milinazzo, President, CEO & Director
- Medtronic
- Boston Scientific

Craig Shore, CFO
- Pfizer
- General Electric

Eli Bar, CTO
- Nicast

Gwen Bame, VP Corporate Development
- Boston Scientific
- Covidien

David Blossom, VP Global Marketing & Strategy
- Boston Scientific
- Covidien

Rick Olson, VP Sales
- Boston Scientific
- eV3/Covidien

BOARD OF DIRECTORS

Dr. Sol Barer, Chairman
- Former Chairman and CEO, Celgene

Dr. James Barry
- VP, Corporate Research and Advanced Technology Development at Boston Scientific
- Howmedica Division of Pfizer

Michael Berman
- Pres. Boston Scientific/Scimed
- Founder, Velocimed and Lutonix

James Loughlin
- KPMG
- Celgene Audit Chair

Paul Stuka
- Founder, Osiris
- Fidelity Management and Research

Dr. Campbell Rogers
- CMO, Heartflow
- CSO, Cordis/JNJ
- Associate Professor, Harvard School of Medicine

InspireMD

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5 Global Market Values • Current stents not specifically designed for AMI • Distal embolization occurs in up to 73% of cases* • Majority of AMI market is outside of the U.S. (~60%) Source: Health Research International, (June 2012) * JAMA, March 2, 2005 — Vol 293, No. 9 1063 Gregg W. Stone • Current stents not specifically designed for embolic protection • Mesh covered stent category emerging as immediate opportunity Source: Health Research International, (2011)

6 Current Coronary Problem Pre Procedure Embolization Post Procedure Minor heart attack treated with a Bare Metal Stent (BMS) or Drug Eluting Stent (DES) implant Debris can flow down stream, occluding small arteries “ Distal Embolization ” Cardiac Mortality and Morbidity Leading To: Causes:

7 Technology MGuard Embolic Protection System Combines stent and embolic protection in a single device • Reduces risk of embolization by capturing potentially harmful debris against the artery wall • Micro - particles then slowly re - enter the artery in a non - harmful way over approximately 30 days • MicroNet acts as safety net by offering greater surface area coverage to prevent large debris flow • Allows profusion to vessel wall MicroNet Platform • Proprietary circular knitted mesh wraps around stent to protect patient from plaque debris flowing downstream upon deployment • Made of a single fiber from a biocompatible polymer, widely used in medical implantations • Flexible structure • Does not promote thrombosis

Clinical Experience

Over 1,200 Patients Studied

Randomized – STEMI

- MICAMI (n=40)
- MASTER (n=432)

Single Arm – Vein Grafts & Native Vessels

- FIM (n=41)
- INSPIRE (n=30)

Single Arm – STEMI (& ACS)

- MAGICAL (n=60)
- PISCIONE(n=105)
- WEERACKODY (n=51)
- PREIS (n=24)
- ROMAGUERA (n=56)
- ANTHOPOULOS (n=73)

MASTER I Trial Highlights (432 Patients Studied*)

- Achieved primary end point
  - Superiority in ST Resolution – 57.8% vs. 44.7% (p-value = 0.008)
- Reduction in mortality rate at 12-months
  - Occurred in 2/217 (1.0%) patients with MGuard™
  - Occurred in 7/216 (3.3%) patients with BMS or DES
- Reduced Infarct size (30 Patients Sub-Study)
  - 17.1gm (MGuard™) vs 22.3gm (BMS/DES)


MASTER

InspireMD

* Majority with MGuard – 12% MGuard Prime in MASTER EPS arm

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9 All Cause Mortality at 12 Months Death (%) 0 1 2 3 4 5 Months 0 1 2 3 4 5 6 7 8 9 10 11 12 P= 0.09 HR: 0.28 [95% CI: 0.06, 1.36] 1.0% 3.3% MGuard BMS/DES

10 MASTER II: US FDA PMA Trial STATUS • First patient recruited in Q3 2013 • International sites fully activated Q1 2014 • Anticipated enrollment completion end of 2014 OBJECTIVE • Evaluate safety and efficacy of MGuard Prime Coronary vs. BMS and DES in STEMI CO - PRIMARY ENDPOINTS • Efficacy: Superiority in complete ST Resolution • Safety: Non inferiority in death and Target Vessel MI DESIGN • Multi - center (70 sites) • 35 North American sites, 35 international sites • Randomized POPULATION • 1,114, STEMI Randomized 1:1 vs. FDA approved BMS or DES • 300 patient MRI sub - study PIs • Gregg Stone, M.D. FACC, Columbia University • Jose Henriques , M.D., University of Amsterdam

Tier 1 • Mix of direct sales representatives, agents and distributors, with focus on KOL’s/high - volume AMI centers • 14 - 18 countries, primarily Europe and Brazil - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Tier 2 • Country or regional partnerships with high quality local distributors or strategic partners with regional AMI focused strategies - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Tier 3 • United States - Pending successful clinical trial outcomes • Japan - Pending successful clinical trial outcomes 11 • Received CE Mark for AMI indication; expect to submit for FDA approval post - MASTER II trial • 2013 revenue of $6.1 million, a 56% increase over prior year • Developing sales infrastructure to support a focused and phased selling approach in select high - volume markets MGuard EPS Commercialization 1 2 3 The E mbolic P rotection S tent A new stent category as the preferred solution for STEMI patients Selectively scaling global reach and frequency

12 Therapeutic Area Stage of Development Market Size Coronary • CE mark received • 12 - month MASTER I randomized data available October 2013 • FDA trial initiated • DES phase I initiated • AMI Segment: $1.7B Carotid • CE mark received • CARENET enrollment Q2 2014 • Total Carotid: $500M Peripheral Vasculature • CE mark anticipated late 2014/early 2015 • Total Peripheral: $2B+ Aneurysmal • Planned product • Total Aneurysm: $350M+ Renal • Planned product • Total Renal: $100M+ Product Development Pipeline

13 Coronary Drug Eluting Stent Development Strategy Strategic Partnership : Attach MicroNet to clinically proven CE marked DES ▪ Phase I: Technical testing and feasibility ▪ Phase II: Animal testing ▪ Phase III: Clinical strategy Q1 - Q2 2014 Phase I Q3 - Q4 2014 Phase II Q1 2015 Phase III

14 Carotid Development Program CGuard Carotid Embolic Protection System • CE marked • Self - expanding nitinol stent • Wrapped in InspireMD’s MicroNet • Current Global Market: $500M CGuard CARENET Study • CGuard CARENET ( CAR otid E mbolic protection using micro NET ) study ▪ Multicenter study on the safety and efficacy of a novel mesh covered stent in 30 consecutive patients with symptomatic and asymptomatic carotid artery stenosis Q1 2014 First CGuard Patients Q2 2014 CARENET Enrollment Q3 2014 CARENET Completion/ Data Readout

15 2010 2011 2012 2013 R&D/ Clin / Reg Corporate Operational Milestones To - Date MGuard Prime CE Mark MASTER I Recruitment MASTER I Primary Endpoint/30 Day Readout Carotid CE Mark MASTER II IDE (FDA) Trial Approval MASTER I Subset Analysis ( EuroPCR ) MASTER I 12 - Month Data (TCT) NSPR.OB Sol Barer Named Chairman New CEO Hired, US HQ $25M Secondary Uplist to NYSE $10M Venture Debt to Support Carotid & DES Programs European Distribution Center Established Enhanced Board Composition Optimized Internal Manufacturing Capabilities

Anticipated Future Milestones

	2014	2015	2016
R&D/Clin/Reg	Carotid CARENET DES Phase I & II Testing Complete MASTER II Enrollment Peripheral CE Mark	MASTER II Superiority Endpoint DES CE Regulatory Submission CARENET II Peripheral Clinical Strategy	MGuard Prime FDA Filing DES CE Mark
Corporate	Strategic Partnership I (VOLC) Strategic Partnership II	Strategic Partnership III Strategic Partnership IV	Strategic Partnership V
Operational	Establish Global Customer Service Center	Outsourced Manufacturing Facility	Achieve Targeted COGS
Commercial	Expand Direct Sales In Tier 1 Countries Complete Direct Sales Infrastructure Carotid (CGuard) Commercialization	Expand Direct Sales Network	Potential US Launch Activities

InspireMD

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17 Investment Summary • Appointed new, experienced management and Board members with proven track records • Proprietary platform technology addressing the multi - billion dollar global stent market – Initially targeting AMI market (i . e . heart attacks) – Early positive results with Carotid platform – Broad pipeline in development for multiple indications • Pivotal 12 - month clinical data released Oct 29 , 2013 for the MASTER I trial – Achieved primary endpoint with sustained mortality benefit at 30 days, 6 months and 12 months – MASTER II US PMA trial to be completely enrolled by the end of 2014 – Initiating CARENET carotid trial with data by Q 3 2014 • Commercialization : – 12 month MASTER data supporting focused selling efforts in 14 – 18 countries – Building out sales infrastructure by mid 2014